UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  May 20, 2019

DPW HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Shipyard Way, Newport Beach, CA 92663

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DPW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K (the “Amended Current Report”) amends the Current Report on Form 8-K of DPW Holdings, Inc. originally filed with the Securities and Exchange Commission (the “Commission”) on February 5, 2019 (the “Prior Filing”). Its sole purpose is to include the second notice of default received on May 14, 2019, referred to below.

Other than the foregoing, this Amended Current Report speaks as of the original date of the Prior Filing, does not reflect events that may have occurred subsequent to the date of the Prior Filing and does not modify or update in any way disclosures made in the Prior Filing

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

As previously reported in the Current Report on Form 8-K filed by DPW Holdings, Inc. (the “Company”) on August 16, 2018, the Company issued to the Canadian Special Opportunity Fund, LP, a Delaware limited partnership (the “Investor”), a Secured Promissory Note dated August 16, 2018 (the “Note”), and amended on November 29, 2018 (the “Amendment”), that had a maturity date of February 15, 2019 (the “Maturity Date”). The Note provides for an interest rate of eight percent (8%), payable on the Maturity Date. Upon the occurrence of an Event of Default, as defined in the Note, the interest rate payable on the Note shall increase to eighteen percent (18%) (the “Default Rate”).

On January 30, 2019, the Company received a notice of default and election to accelerate (the “Notice”) from the Investor informing the Company that the Note was in default because the Company had not paid the Investor the sum of $62,500 to reduce the principal of the Note by December 31, 2018, which constitutes an Event of Default under Section 4(a)(xvii) of the Amendment. Accordingly, the Investor has elected to accelerate the amount due under the Note, pursuant to Section 4 of the Amendment. The Investor has demanded the immediate payment of $394,001.16, which includes a mandatory default amount, accrued and unpaid interest and late fees.

On May 14, 2019, the Company received another notice of default (the “Second Notice”) dated May 13, 2019, from the Investor informing the Company that the Note remains in default because the Company had not fulfilled its obligations pursuant to the First Notice. Accordingly, the Investor has demanded payment of $409,828, which includes the mandatory default amount, accrued and unpaid interest and late fees, by May 15, 2019.

Upon receipt of the Second Notice from the Investor, the Company is attempting to reach a negotiated settlement with the Investor, and remains in discussions with the Investor to do so. The Company hopes to continue to work with the Investor to settle its obligations under the Note. The Company intends to vigorously defend its position should a mutually amicable resolution prove unattainable.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPW HOLDINGS, INC.

Dated: May 20, 2019	/s/ Henry Nisser
Henry Nisser
Executive Vice President

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